SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 14, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Power Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Nevada                000-248671                88-0395816
           ---------------           ------------           -------------------
           (State or other           (Commission             (I.R.S. Employer
           jurisdiction of           File Number)           Identification No.)
            incorporation)


                            Post Oak Lane, Suite 422
                              Houston, Texas 77024
                    ----------------------------------------
                    (Address of principal executive offices)

                                  713.621.4310
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Securities and Trading Markets

         Item 3.02 Unregistered Sales of Equity Securities

         Convertible Debentures. Power Technology, Inc. (the "Registrant") entered into a Securities Purchase Agreement dated as of October 14, 2005 (the "Agreement") and other related agreements with CSI Business Finance, Inc. ("CSI") regarding the issuance of a 12% secured convertible debenture in the principal amount of $87,000 (U.S.), due April 12, 2006 (the "Debenture"), in reliance upon Section 4(2) under the Securities Act of 1933, which funds will be used for general corporate purposes.

         The Registrant also entered into Investor Registration Rights Agreement with CSI.

         The Registrant has executed and delivered a Security Agreement to CSI that provides CSI with a security interest in substantially all of the assets of the Registrant, subordinated to the existing Security Agreement with Cornell Capital Partners, L.P. dated August 27, 2004.

         The Debenture issued to CSI by the Registrant and the accrued interest thereon are convertible into the common stock of the Registrant at any time until repayment of the Debenture at the price per share equal to the lesser of:

         a.       an amount equal to $.08 (U.S.); or
         b. an amount equal to 100% of the average of the three lowest closing bid prices of the common stock, as quoted by Bloomberg, L.P., for the 30 trading days immediately preceding the conversion date.

However, in no event shall CSI convert the Debenture in such manner that would cause CSI and its affiliates to beneficially own more than 4.99% of the then total issued and outstanding shares of the common stock of the Registrant.

         The Registrant, at its option, has the right to redeem the Debenture in whole or in part that was issued to CSI with three days written notice at the redemption price equal to 120% of the amount redeemed plus accrued interest. In this event, the Registrant is required to issue CSI a warrant to purchase 50,000 shares of its common stock exercisable on a cash basis at an exercise price equal to 120% of the closing bid price of the common stock of the Company on the closing date.

         The Registrant has engaged Corporate Strategies, Inc. as its exclusive placement agent for its sale of the Debenture to CSI under the terms of the Agreement.

Section 9.  Financial Statements and Exhibits

         (a) Financial statements of business acquired: Not applicable

         (b) Pro forma financial statements: Not applicable

         (c) Exhibits:

         10.1 Securities Purchase Agreement with CSI Business Finance, Inc. dated October 14, 2005.

         10.2. 12% Secured Convertible Debenture issued to CSI Business Finance, Inc. dated October 14, 2005.

         10.3 Security Agreement with CSI Business Finance, Inc. dated October 14, 2005.

         10.4 Investor Registration Rights Agreement with CSI Business Finance, Inc. dated October 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


October 24, 2005             Power Technology, Inc.


                             By: /s/ Bernard J. Walter
                                 --------------------------------------
                                 Bernard J. Walter, President

                                 Exhibit Index
                                 -------------

   Exhibit No.     Description
   -----------     -----------

      10.1         Securities Purchase Agreement with CSI Business Finance, Inc.
                   dated October 14, 2005.

      10.2. 12% Secured Convertible Debenture issued to CSI Business Finance, Inc. dated October 14, 2005.

      10.3 Security Agreement with CSI Business Finance, Inc. dated October 14, 2005.

      10.4 Investor Registration Rights Agreement with CSI Business Finance, Inc. dated October 14, 2005.